Supplement Dated April 23, 2009 to
Prospectus Dated October 1, 2008
Visionary Choice Variable Annuity
Investing in
ALAC Separate Account 1
Issued By
Aviva Life and Annuity Company
This supplement contains important information you should know about your Visionary Choice variable annuity contract (the “Contract”). Please read this supplement carefully and keep it with your Contract prospectus for future reference. The following information amends the prospectus for your Contract.
The Board of Trustees of the PIMCO Variable Insurance Trust (the “Trust”) recently approved the liquidation of the PIMCO StocksPLUS Growth and Income Portfolio (the “PIMCO StocksPLUS Portfolio”), an investment option under your Contract. The liquidation (the “Liquidation”) will occur on or about July 17, 2009, unless the Trust’s officers determine to effect the Liquidation on a different date (the “Liquidation Date”). In addition, the PIMCO StocksPLUS Portfolio will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), effective June 19, 2009. As a result of these actions:
•	On June 19, 2009, we will close the variable account that invests in the PIMCO StocksPLUS Portfolio (the “PIMCO StocksPLUS Variable Account”) as an investment option under your Contract, and you will no longer be able to allocate net premium payments or transfer contract value into it; and
•	On the Liquidation Date, we will automatically transfer any of your contract value that remains in the PIMCO StocksPLUS Variable Account to the variable account that invests in the Fidelity Variable Insurance Products Funds Money Market Portfolio (the “Money Market Variable Account”).
If you currently have contract value allocated to the PIMCO StocksPLUS Variable Account, you should consider moving your entire contract value in the PIMCO StocksPLUS Variable Account to one or more other variable accounts and/or the fixed account before the Liquidation Date. You should also consider terminating any plans to make additional allocations to the PIMCO StocksPLUS Variable Account between now and June 19, 2009 when that variable account will be closed. Any contract value that remains invested in the PIMCO StocksPLUS Variable Account on the Liquidation Date will be transferred automatically to the Money Market Variable Account.
At any time before the Liquidation Date, you may transfer your entire contract value in the PIMCO StocksPLUS Variable Account to any of the other variable accounts or the fixed account of your Contract. If you wish to transfer your contract value in the PIMCO StocksPLUS Variable Account to any other variable account or the fixed account available under your Contract, then you may either:
•	submit written instructions by mail to our Service Center, or
•	provide instructions to our Service Center by facsimile transmission at (800) 334-2023 (toll free), or
•	if you have provided proper authorization and validating information for making telephone transfers to our Service Center, by calling at (888) 232-6486 (toll free).
If we transfer your contract value in the PIMCO StocksPLUS Variable Account to the Money Market Variable Account on the Liquidation Date, then, thereafter, you may transfer such contract value from the Money Market Variable Account to any of the other available variable accounts or to the fixed account.

Currently, you may make twelve free transfers each Contract year. We generally impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth transfer during a Contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge. However, there will be no charge if you transfer your entire contract value out of the PIMCO StocksPLUS Variable Account on a date before the Liquidation Date in response to this supplement, or if, on the Liquidation Date, we transfer your entire contract value from the PIMCO StocksPLUS Variable Account to the Money Market Variable Account. In addition, if we transfer your contract value to the Money Market Variable Account on the Liquidation Date, there will be no charge if you thereafter, in one transaction, move that contract value from the Money Market Variable Account to one or more available variable accounts or to the fixed account within 60 days of the Liquidation Date. None of the transfers described above that are made in connection with the Liquidation will count toward the number of free transfers available to you during this Contract year.
Contract owners who have given us instructions to automatically allocate new net premium payments to the PIMCO StocksPLUS Variable Account, or who have selected the dollar cost averaging, interest sweep, or automatic account rebalancing programs to make allocations to the PIMCO StocksPLUS Variable Account, should provide us with new allocation instructions. If we receive no new instructions, then any such allocations made after June 19, 2009 will be invested in the Money Market Variable Account until we receive other instructions.
The Living Benefit. If your contract value in the PIMCO StocksPLUS Variable Account qualifies for the Living Benefit guarantee, we will pay that Living Benefit guarantee either: (i) as of the date before the Liquidation Date when you transfer your entire contract value in the PIMCO StocksPLUS Variable Account to one or more available variable accounts or to the fixed account, or (ii) as of the Liquidation Date, if on that date any contract value that qualifies for the Living Benefit remains in the PIMCO StocksPLUS Variable Account and we transfer that amount automatically to the Money Market Variable Account.
The Living Benefit guarantee will equal the amount, if any, by which the current value of the Eligible Premium Payment allocated to the PIMCO StocksPLUS Variable Account exceeds the value of the PIMCO StocksPLUS Variable Account on either the date in (i) above (if you transfer the entire contract value in the PIMCO StocksPLUS Variable Account to one or more available variable accounts or to the fixed account before the Liquidation Date), or the date in (ii) above (if we transfer the remaining contract value in the PIMCO StocksPLUS Variable Account to the Money Market Variable Account). We will credit the amount of the Living Benefit on a pro-rata basis to the variable account(s) to which the value in the PIMCO StocksPLUS Variable Account was transferred.
Keep in mind that, if you transfer the contract value in the PIMCO StocksPLUS Variable Account to another Eligible Variable Account that qualifies for the Living Benefit guarantee under your Contract, you may risk losing the Living Benefit on that Eligible Variable Account, because the value of the Eligible Variable Account will be increased by the amount of the transfer. See “The Living Benefit” in your Contract prospectus.
The Funds. Detailed information about the other underlying funds available as investment options under your Contract can be found in the current prospectuses for those funds. You should read the prospectuses carefully and carefully consider the investment objectives, charges, expenses and risks of any investment option to which you allocate net premium payments or transfer or allocate contract value. You may order a fund and/or Contract prospectus by calling our Service Center at 1-888-232-6486 or writing our Service Center at P.O. Box 82594, Lincoln, NE 68501.
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If you have any questions regarding this supplement, please contact the registered representative who sold you your Contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.